Fees Summary	Jan. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,260,952,000
Previously Paid Amount	0
Total Fee Amount	193,051.75
Total Offset Amount	0
Net Fee	$ 193,051.75